                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 15, 1999


                               CORIXA CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-22891
                            (Commission File Number)

        DELAWARE                                          91-1654387
        (State or other jurisdiction of     (I.R.S. Employer Identification No.)
        incorporation)


                         1124 COLUMBIA STREET, SUITE 200
                            SEATTLE, WASHINGTON 98104
             (Address of principal executive offices, with zip code)

                                 (206) 754-5711
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        On June 16, 1999, Corixa Corporation, a Delaware corporation (the "Company") announced that on June 15, 1999 it had entered into a multi-year research collaboration and license agreement with the pharmaceutical division of Japan Tobacco Inc. Further details regarding this announcement are contained in the Company's press release dated June 16, 1999 attached as an exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               Exhibit 99  Corixa Corporation Press Release dated June 16, 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CORIXA CORPORATION



Date:  June 29, 1999                   By:  /s/ Michelle Burris
                                          --------------------------------------
                                          Michelle Burris
                                          Vice President and Chief
                                          Financial Officer

                               CORIXA CORPORATION

                                INDEX TO EXHIBITS


    EXHIBIT NUMBER             DESCRIPTION
    --------------             -----------
          99         Press Release dated June 16, 1999